EXHIBIT 99.3

                                CON-WAY INC.

                  2005 SUPPLEMENTAL EXCESS RETIREMENT PLAN
               AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008



Portlnd2-4337688.3 0020558-00003
                                                      SF #888213 v3



                                CON-WAY INC.

                  2005 SUPPLEMENTAL EXCESS RETIREMENT PLAN
               AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008

                              TABLE OF CONTENTS


Preamble


ARTICLE 1 Effective Date; Tax and ERISA Status.....................

               1.01   Effective Date; Plan Year....................
               1.02   Tax and ERISA Status.........................

ARTICLE 2 Application to the Company and Affiliates................

               2.01   Affiliates...................................

ARTICLE 3 Participation and Benefits...............................

               3.01   Participation................................
               3.02   Amount of Benefit............................
               3.03   Vesting......................................
               3.04   Time and Form of Benefits....................

ARTICLE 4 Administration...........................................

               4.01   Administrative Committee.....................
               4.02   Committee Powers and Duties; Administrator...
               4.03   Claims Procedure.............................
               4.04   Authority to Act for the Company or Employer.
               4.05   Expenses; Indemnification....................
               4.06   Trust........................................

ARTICLE 5 Amendment and Termination................................

               5.01   Amendment....................................
               5.02   Termination..................................

ARTICLE 6 General Provisions.......................................

               6.01   Information for Administrator................
               6.02   Applicable Law...............................
               6.03   Plan Binding on All Parties..................
               6.04   Not Contract of Employment...................
               6.05   Notices......................................
               6.06   Benefits Not Assignable......................
               6.07   Actuarial Equivalency........................
               6.08   Saving Clause................................




                               INDEX OF TERMS

Term                                Section

Actuarial Equivalent..............................................
Administrator.....................................................
Affiliate.........................................................

Basic Benefit.....................................................
Basic Compensation................................................
Break in Service Years............................................

Code...............................Preamble.......................
Committee.........................................................
Company............................Preamble.......................

Employer..........................................................

Participant.......................................................
Plan...............................Preamble.......................
Plan Year.........................................................
Prior Plan.........................Preamble.......................

Retirement Plan....................Preamble.......................

Section 409A.......................Preamble.......................
Spouse............................................................
Supplemental Basic Compensation...................................

Termination Date....................5.02-1........................





                                CON-WAY INC.

                  2005 SUPPLEMENTAL EXCESS RETIREMENT PLAN
               AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008


          Con-way Inc. (the "Company") maintains a Supplemental Excess Retirement Plan (the "Prior Plan") for the purpose of providing key executives of the Company with retirement benefits in excess of those benefits provided under the Con-way Pension Plan, formerly named the CNF Inc. Retirement Plan (the "Retirement Plan") and the EWA Pilots' Retirement Plan. The Company has amended the Prior Plan to limit it to pre-2005 accruals. As a consequence, the Prior Plan need not meet the requirements of Section 409A of the Internal Revenue Code (the "Code"). The Company initially adopted this 2005 Supplemental Excess Retirement Plan (the "Plan") under its former name, the CNF Inc. 2005 Supplemental Excess Retirement Plan, to provide for post-2004 accruals in such a way as to meet the requirements of Section 409A of the Code, the regulations thereunder and any additional guidance (including Notice 2005-1) provided by the Treasury Department thereunder (collectively, "Section 409A"), and has maintained and operated the Plan in good faith compliance with the requirements of Section 409A since its adoption. The Company hereby amends and restates the Plan in its entirety effective January 1, 2008.

                                  ARTICLE 1

                    Effective Date; Tax and ERISA Status

       1.1  Effective Date; Plan Year

          1.1-1 The Plan shall be effective January 1, 2005.

          1.1-2 The "Plan Year" of the Plan shall be the calendar year, the same as for the Retirement Plan.

       1.2  Tax and ERISA Status

          1.2-1 The Plan is not intended to qualify under Section 401(a) of the Code.

          1.2-2 The Plan is intended to constitute a plan of deferred compensation for a select group of management or highly compensated employees.

                                  ARTICLE 2

                  Application to the Company and Affiliates

       2.1  Affiliates

          2.1-1 The Company sponsors the Plan for its employees and for the employees of any Affiliate that is an Employer under the Plan.

          2.1-2 "Affiliate" means a corporation, person or other entity that is one of the following:

               (a) A member, with an Employer, of a controlled group under
     Section 414(b) of the Code.

               (b) A member, with an Employer, of a group of trades or businesses under common control under Section 414(c) of the Code.

               (c) A member, with an Employer, of an affiliated service group under Section 414(m) of the Code.

               (d) A member, with an Employer, of a group of employers required to be aggregated under Section 414(o) of the Code.

          2.1-3 Employer

          "Employer" means the Company or any Affiliate that is an Employer under the Retirement Plan. References in the Plan to "Employers" shall mean all of the Company and each Affiliate that is an Employer under the Retirement Plan.

                                  ARTICLE 3

                         Participation and Benefits

       3.1  Participation

          3.1-1 Any employee of Employer who participates in the Retirement Plan shall be eligible for this Plan if the employee has either of the following:

               (a) Compensation deferred under an elective nonqualified deferred compensation plan of Employer.

               (b) Compensation, as defined in a Retirement Plan, in excess of the limit imposed by Section 401(a)(17) of the Code.

          3.1-2 "Participant" means any employee of Employer who satisfies the conditions of 3.01-1.

       3.2  Amount of Benefit

          3.2-1 A Participant shall have a retirement benefit under the Plan equal to the excess of (a) over (b) based on the Retirement Plan covering the
Participant:

               (a) The "Basic Benefit," as defined in the Retirement Plan, the Participant would have had if Supplemental Basic Compensation were used in place of "Basic Compensation" as defined in the Retirement Plan.

               (b) The sum of (i) the Participant's actual Basic Benefit under the Retirement Plan and (ii) the Participant's retirement benefit provided by the Prior Plan.

          3.2-2 "Supplemental Basic Compensation" means a Participant's Basic Compensation increased to include:

               (a) Any compensation deferred by the Participant pursuant to a nonqualified deferral arrangement that, but for such arrangement, would have been included in Basic Compensation; and

               (b) Any compensation that would have been included in Basic Compensation but for the limitations imposed by Section 401(a)(17) of the Code.

An amount described in (a) shall be counted as Supplemental Basic
Compensation in the year in which it would have been paid but for such deferral. An amount described in (b) shall be counted as Supplemental Basic Compensation in the year paid.

          3.2-3 If the surviving Spouse of a Participant is entitled to a pre-retirement survivor annuity under a Retirement Plan, the Spouse shall have a benefit under this Plan calculated by applying the provisions of the Retirement Plan for the amount of pre-retirement survivor annuity to an accrued benefit of the Participant on the date of death equal to the excess benefit described in 3.02-1. For purposes of the Plan, the term "Spouse" has the meaning set forth in the Defense of Marriage Act of 1996 (P.L. 104-199), as amended. (As of January 1, 2005, this definition is a legal union between one man and one woman as husband and wife.)

       3.3  Vesting

          A Participant's retirement benefit under this Plan shall become vested at the same time as the Participant's retirement benefit under the Retirement Plan becomes vested. If the Participant forfeits retirement benefits due to having five consecutive "Break in Service Years" as defined in the Retirement Plan, the Participant's benefits under this Plan also shall be forfeited.

       3.4  Time and Form of Benefits

          3.4-1 A retirement benefit or preretirement survivor annuity under this Plan shall be paid at the same time and in the same form as the corresponding benefit is paid under the Retirement Plan; provided, however that, if such payment would cause the Plan to fail to meet the requirements of Section 409A of the Code, the retirement benefit or preretirement survivor annuity under this Plan shall be paid at the time and in the form the corresponding benefit would have been paid under the Retirement Plan if -

               (a) The Participant had elected to commence benefits under the Retirement Plan at the earliest time permitted but not before the time the Participant had incurred a separation from service, as that term is used in Section 409A(a)(2)(A)(i) of the Code.

               (b) If the Participant has no Spouse when benefits would have commenced, benefits were paid in the form of the "Basic Benefit" as defined in the Retirement Plan.

               (c) If the Participant has a Spouse when benefits would have commenced, benefits were paid in the form of a life annuity with half payments continued to the Spouse, or an actuarially equivalent annuity with full payments continued to the Spouse. The Participant may elect either of these joint & survivor annuity options at the time of benefit commencement.

          3.4-2 If a Participant dies after benefits under this Plan commence, survivor benefits, if any, shall be paid in accordance with the form of benefit being paid to the Participant.

          3.4-3 Effective as of January 1, 2005, if the Actuarial Equivalent lump sum value of a benefit payable to a Participant or surviving Spouse is less than $10,000 at the time the Participant's employment terminates, payment shall be made at that time in a lump sum and not in the form provided in 3.04-1 or 3.04-2.

          3.4-4 Notwithstanding the foregoing provisions of this Section 3.04, if the Participant is a "specified employee" (as determined in accordance with Section 409A) and the payment of benefits is on account of a Participant's "separation from service" (as that term is defined in Section 409A(2)(A)(i) of the Code), benefits may not be paid or commence before the earlier of (a) the date that is 6 months after the Participant's separation from service or (b) the Participant's death. Benefits that were scheduled to be paid during the 6 month period following the Participant's separation from service, but which were delayed pursuant to this Section 3.04-4, shall be paid on or as soon as administratively practicable after the first day of the seventh month after the Participant's separation from service (or if earlier, the date of the Participant's death). Benefits that were originally scheduled to be paid following the 6 months after the date of the Participant's separation from service shall continue to be paid according to their pre-determined schedule.

                                  ARTICLE 4

                               Administration

       4.1  Administrative Committee

          4.1-1 "Committee" means the Administrative Committee or any other committee with responsibility for administering the Con-way Pension Plan.

          4.1-2 Documents may be signed for the Committee by the chair, the secretary or other persons designated by the Committee.

       4.2  Committee Powers and Duties; Administrator

          4.2-1 The Committee shall interpret the Plan, shall decide any questions about the rights of Participants and surviving Spouses and in general shall administer the Plan. The Company intends the Plan to meet the requirements of Section 409A of the Code, the regulations thereunder and any additional guidance provided by the Treasury Department. The Committee shall interpret the Plan in such a way as to meet such requirements. Any decision by the Committee within its authority shall be final and bind all parties unless determined pursuant to Section 4.03 (or another dispute resolution procedure permitted by applicable law) to have been arbitrary and capricious. The Committee shall have absolute discretion to carry out its responsibilities.

          4.2-2 The Committee shall be the plan administrator under federal laws and regulations applicable to plan administration and shall comply with such laws and regulations. The general counsel for the Company shall be the agent for service of process on the Plan at the Company's address.

          4.2-3 The Committee may delegate all or part of its administrative duties to one or more agents and may retain advisors to assist it. The Committee may consult with and rely upon the advice of counsel who may be counsel for the Company. The Committee shall retain an enrolled actuary, who shall be the same as the enrolled actuary for the Retirement Plan.

          4.2-4 "Administrator" means the Committee or another fiduciary for the Plan to whom the Committee has delegated duty and authority for the discretionary Plan functions in question. The Administrator shall keep records of all relevant data about the rights of all persons under the Plan. The Administrator shall determine eligibility to participate, the proper recipient of benefits, the service of any employee, and (subject to the limitations imposed by Section 409A), instruct the Trustee on distributions.

       4.3  Claims Procedure

          4.3-1 Any person claiming a benefit, requesting an interpretation or ruling under the Plan or requesting information under the Plan shall present the request in writing to the Administrator, who shall respond in writing as soon as practicable.

          4.3-2 If the claim or request is denied, the written notice of denial shall state:

               (a) The reasons for denial, with specific reference to the plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c) An explanation of the Plan's claim review procedure.

          4.3-3 The notice of denial normally will be given within 90 days after the claim or request is received by the Administrator. If special circumstances require an extension of time for processing the claim or request, the Administrator may extend the time up to an additional 90 days and shall give notice of the extension to the claimant.

          4.3-4 Any person whose claim or request is denied or who has not received a response within the time provided in 4.03-3 may request review by notice given in writing to the Administrator. A request for review is required to be submitted within 60 days after the date the notice of denial is given unless the Committee waives such requirement. The claim or request shall be reviewed by the Administrator, who may, but shall not be required to, have the claimant appear in person. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

          4.3-5 The decision on review shall normally be made within 60 days. If an extension is required for a hearing or other special circumstances, the claimant shall be so notified and the time limit shall be 120 days. The decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

       4.4  Authority to Act for the Company or Employer

          4.4-1 Except as provided in 4.04-2, all authority of the Company or any Employer under this Plan shall be exercised by the chief executive officer of the Company, who may delegate all or any part of such authority.

          4.4-2 The power to amend or terminate the Plan may be exercised only by the Board of Directors of the Company, except as provided in 4.04-3.

          4.4-3 Any officer of the Company may amend the Plan to make technical, administrative or editorial changes on advice of counsel to comply with applicable law or to simplify or clarify the Plan.

          4.4-4 The Board of Directors of the Company or of an Employer shall have no administrative or investment authority or function. Membership on the Board shall not make a person a plan fiduciary.

       4.5  Expenses; Indemnification

          4.5-1 The Administrator shall not be compensated for services. The Administrator shall be reimbursed for all expenses.

          4.5-2 The Company shall indemnify and defend any Plan fiduciary who is an officer, director or employee of an Employer from any claim, loss, liability, or expense, including attorneys' fees, arising from any action or inaction in connection with the Plan, subject to the following:

               (a) Coverage shall be limited to actions taken in good faith that the fiduciary reasonably believed were not contrary to the terms of the Plan.

               (b) Coverage shall be reduced to the extent of any insurance proceeds.

       4.6  Trust

          The Employer may, in its discretion, make contributions to a trust established by the Company, to be invested and utilized to pay benefits under the Plan. The assets of any such trust shall be subject to the claims of creditors of the Employer and shall be maintained pursuant to a separate trust document. The assets of any such trust shall not, at any time, be located outside of the United States or transferred outside of the United States. References herein to a "Trustee" shall be to that person who is responsible for administration and management of such a trust in accordance with its terms.

                                  ARTICLE 5

                          Amendment and Termination

       5.1  Amendment

          The Company may amend this Plan at any time, except that no amendment shall reduce or otherwise materially and adversely affect the benefits under this Plan of a Participant accrued on the basis of service and compensation up to the date on which the amendment has been adopted and communicated to affected Participants. Notwithstanding the foregoing, the Company may amend the Plan retroactively to the extent required to qualify the Plan under Section 409A of the Code, provided that no such amendment may reduce the value of any Participant's accrued benefits.

       5.2  Termination

          5.2-1 The Company may terminate the Plan at any time. As of the date that the Company takes all necessary action to irrevocably terminate and liquidate the Plan (the "Termination Date"), the benefit rights of each Participant shall be limited to those accrued on the basis of service and compensation up to the Termination Date.

          5.2-2 Upon termination, the Company may satisfy the benefit rights of Participants and surviving Spouses by any of the following:

               (a) Continuing the Plan to pay benefits in accordance with the payment forms determined under 3.04, including benefits commencing after the termination date.

               (b) Paying to each Participant, and to each surviving Spouse then in pay status, a lump sum equal to the Actuarial Equivalent present value of the benefit accrued as of the termination date; provided, however, that unless otherwise permitted by Section 409A of the Code, no such payment shall be made within 12 months of the Termination Date; and provided, further, that all such payments shall be completed within 24 months of the Termination Date.

               (c) Purchasing and distributing to each Participant, and to each surviving Spouse then in pay status, an insurance company annuity contract providing the benefit accrued as of the termination date.


                                  ARTICLE 6

                             General Provisions

       6.1  Information for Administrator

          6.1-1 The Administrator may accept as correct and rely on any information furnished by the Company or an Employer. The Administrator may not demand an audit, investigation or disclosure of the records of the Company or any Employer.

          6.1-2 The Administrator may require satisfactory proof of data from a Participant, surviving Spouse, joint or contingent annuitant or beneficiary. The Administrator may adjust any retirement benefit if an error in relevant data is discovered.

       6.2  Applicable Law

          This Plan shall be construed according to the laws of California except as preempted by federal law.

       6.3  Plan Binding on All Parties

          This Plan shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.

       6.4  Not Contract of Employment

          This Plan shall not be a contract of employment between any Employer and any employee, and no employee may object to amendment or termination of the Plan. The Plan shall not prevent an Employer from discharging any employee at any time.

       6.5  Notices

          Except as otherwise required or permitted under other provisions of this Plan or under applicable law, any notice under this Plan shall be in writing and shall be effective when actually delivered or, if mailed, when deposited postpaid as first-class mail. Notices to the Company, Employer, or the Administrator shall be directed to:

          Corporate Benefits Office
          Con-way Inc.
          1717 NW 21st
          Portland, OR  97209
          PO Box 3680
          Portland, OR  97208

       6.6  Benefits Not Assignable

          No vested or unvested interest of any Participant or beneficiary may be assigned, seized by legal process, transferred or subjected to the claims of creditors in any way, except to the extent permitted under Section 409A and approved by the Committee.

       6.7  Actuarial Equivalency

          "Actuarial Equivalent" means an amount equivalent in value as determined by the enrolled actuary retained for the Plan. The factors for determining equivalent value shall be the same as those used under the Retirement Plan.

       6.8  Savings Clause

          The Company intends the Plan to meet the requirements of Section 409A and the Plan shall be interpreted consistently with such intent. Any Plan provision that does not meet such requirements shall be void to the extent permitted under Section 409A.

     Amended and Restated Effective January 1, 2008:

                                 Con-way Inc.

                                 By:     /s/ Jennifer W. Pileggi
                                    ---------------------------------
                                   Jennifer W. Pileggi
                                   Senior Vice President, General Counsel
                                   and Secretary

                                 Dated:  September 22, 2007